12. Employee and Director Benefit Programs	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee and Director Benefit Programs

The Company has a profit sharing and 401(k) plan for the benefit of substantially all employees subject to certain minimum age and service requirements. Under the 401(k) plan, the Company matched employee contributions to a maximum of 4.00% of annual compensation in 2018, 2019 and 2020. The Company’s contribution pursuant to this formula was approximately $692,000, $691,000 and $670,000 for the years ended December 31, 2020, 2019 and 2018, respectively. Investments of the 401(k) plan are determined by a committee comprised of senior management. No investments in Company stock have been made by the 401(k) plan. Contributions to the 401(k) plan are vested immediately.

In December 2001, the Company initiated a postretirement benefit plan to provide retirement benefits to key officers and its Board of Directors and to provide death benefits for their designated beneficiaries. Under the postretirement benefit plan, the Company purchased life insurance contracts on the lives of the key officers and each director. The increase in cash surrender value of the contracts constitutes the Company’s contribution to the postretirement benefit plan each year. Postretirement benefit plan participants are to be paid annual benefits for a specified number of years commencing upon retirement. Expenses incurred for benefits relating to the postretirement benefit plan were approximately $388,000, $361,000 and $423,000 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is currently paying medical benefits for certain retired employees. The Company did not incur any postretirement medical benefits expense in 2020, 2019 and 2018 due to an excess accrual balance.

The following table sets forth the change in the accumulated benefit obligation for the Company’s two postretirement benefit plans described above:

(Dollars in thousands)
	2020	2019

Benefit obligation at beginning of period	$4,700	4,566
Service cost	323	299
Interest cost	63	58
Benefits paid	(216)	(223)

Benefit obligation at end of period	$4,870	4,700

The amounts recognized in the Company’s Consolidated Balance Sheet as of December 31, 2020 and 2019 are shown in the following two tables:

(Dollars in thousands)
	2020	2019

Benefit obligation $	4,870	4,700
Fair value of plan assets	-	-

(Dollars in thousands)
	2020	2019

Funded status	$(4,870)	(4,700)
Unrecognized prior service cost/benefit	-	-
Unrecognized net actuarial loss	-	-

Net amount recognized	$(4,870)	(4,700)

Unfunded accrued liability	$(4,870)	(4,700)
Intangible assets	-	-

Net amount recognized	$(4,870)	(4,700)

Net periodic benefit cost of the Company’s postretirement benefit plans for the years ended December 31, 2020, 2019 and 2018 consisted of the following:

(Dollars in thousands)
	2020	2019	2018

Service cost	$323	299	362
Interest cost	63	58	70

Net periodic cost	$386	357	432

Weighted average discount rate assumption
used to determine benefit obligation	5.49%	5.49%	5.49%

The Company paid benefits under the two postretirement plans totaling $216,000 and $223,000 during the years ended December 31, 2020 and 2019, respectively. Information about the expected benefit payments for the Company’s two postretirement benefit plans is as follows:

(Dollars in thousands)

Year ending December 31,
2021	$353
2022	$342
2023	$342
2024	$354
2025	$370
Thereafter	$8,345